UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2006

KINTERA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50507	74-2947183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9605 Scranton Road, Suite 240 San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 795-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 15, 2006 Kintera, Inc. issued a press release regarding its financial results for the fiscal year ended December 31, 2005. The full text of the press release is attached hereto as Exhibit 99.1.

On a webcast presentation to be held following the filing of this Report on Form 8-K which is accessible by the public and was announced in a widely disseminated release, Kintera intends to discuss, among other things, the information related to its results of operations for fiscal 2005 included in Exhibit 99.2, which is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated March 15, 2006.

99.2	Certain Information Regarding 2005 Results of Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KINTERA, INC. (Registrant)

March 15, 2006	By:	/s/ Richard Davidson
Richard Davidson
Chief Financial Officer

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